UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2017

REVANCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Settlement of Securities Class Action
As previously reported in the Quarterly Report on Form 10-Q of Revance Therapeutics, Inc. (the “Company”) for the quarter ended March 31, 2017, the related disclosures of which are incorporated by reference herein, on January 6, 2017, the Superior Court for the County of Santa Clara (the "Court") issued an order (the “Order”) preliminarily approving the settlement proposed in the stipulation of settlement by and among the plaintiff class and all named defendants in the action, including the Company (the “Settlement”), in the securities class action complaint captioned City of Warren Police and Fire Retirement System, Individually and on Behalf of All Others Similarly Situated v. Revance Therapeutics, Inc., et al, Case No. 15-CV-287794, and directing that notice of the proposed settlement be given to all members of the plaintiff class. The Court scheduled a hearing on May 19, 2017 to, among other things, make a final determination whether the Settlement is fair, reasonable and adequate and should be approved by the Court. Following the hearing on May 19, 2017, the Court issued an order ruling that, while it appeared that the claims process was proceeding as expected, it was not yet complete. The Court therefore postponed its decision regarding final approval of the Settlement to a later hearing, set for July 28, 2017. At the hearing on July 28, 2017, the Court granted final approval of the Settlement and indicated that the judgment dismissing the action with prejudice would be entered forthwith, thereby ending the litigation. This litigation did not have a material adverse effect on the Company’s business, results of operations, financial position or cash flows.
Appointment of Todd Zavodnick as Chief Commercial Officer and President, Aesthetics & Therapeutics
Attached as Exhibit 99.1 hereto is a press release issued by the Company on August 1, 2017, as updated to correct the anticipated start date of Mr. Zavodnick’s employment and to clarify the vesting commencement dates and other terms of his inducement awards.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description

99.1	Press Release entitled “Revance Therapeutics Expands Leadership Team, Appointing Todd Zavodnick Chief Commercial Officer and President, Aesthetics & Therapeutics”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	Revance Therapeutics, Inc.

	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Chief Financial Officer and Chief Business Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “Revance Therapeutics Expands Leadership Team, Appointing Todd Zavodnick Chief Commercial Officer and President, Aesthetics & Therapeutics”